UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 18, 2021

SEAGATE TECHNOLOGY PUBLIC LIMITED COMPANY

(Exact name of registrant as specified in its charter)

Ireland	001-31560	98-0648577
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

38/39 Fitzwilliam Square Dublin 2, Ireland	D02 NX53
(Address of principal executive office)	(Zip Code)

Registrant’s telephone number, including area code: (353) (1) 234-3136

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12 (b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Ordinary Shares, par value $0.00001 per share	STX	The NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

Credit Agreement

On May 18, 2021, Seagate Technology public limited company (“Seagate”) and its subsidiary Seagate HDD Cayman (the “Borrower”) entered into the Fourth Amendment, dated as of May 18, 2021 (the “Fourth Amendment”), by and among Seagate, the Borrower and The Bank of Nova Scotia, as administrative agent for the Lenders (“Agent”). The Fourth Amendment amends the Credit Agreement, dated as of February 20, 2019, among Seagate, the Borrower, the lenders party thereto (the “Lenders”) and Agent (as amended, the “Credit Agreement”). Pursuant to the Fourth Amendment, certain definitions, covenants and other provisions were amended to contemplate Seagate Technology Holdings public limited company, a public limited company incorporated under the laws of Ireland (“Holdings”), as the parent company following the Scheme Effective Time (as defined below). The material terms of the Credit Agreement remain unchanged.

In connection with the Fourth Amendment, Seagate, the Borrower, Holdings, certain subsidiaries of Seagate, and the Agent entered into the Joinder and Assumption Agreement, dated as of May 18, 2021 (the “Joinder”). Pursuant to the Joinder, effective on the Scheme Effective Time (as defined below), (i) Holdings became a party to the Credit Agreement, (ii) Holdings became a guarantor under the U.S. Guarantee Agreement, dated as of February 20, 2019, among Seagate, the subsidiaries of Seagate party thereto, and The Bank of Nova Scotia, as administrative agent (as amended, modified or otherwise supplemented from time to time) and (iii) Holdings became a party to the Indemnity, Subrogation and Contribution Agreement, dated as of February 20, 2019, among Seagate, Borrower, the subsidiaries of Seagate party thereto, and The Bank of Nova Scotia, as administrative agent (as amended, modified or otherwise supplemented from time to time).

Certain of the lenders under the Credit Agreement and their affiliates have engaged in, and may in the future engage in, investment banking and other commercial dealings in the ordinary course of business with the Borrower or its affiliates. They have received, or may in the future receive, customary fees and commissions for these transactions.

The description of the Fourth Amendment and the Joinder above is a summary and is qualified in its entirety by reference to the Fourth Amendment and Joinder, filed as Exhibits 10.1 and 10.2, respectively, to this Current Report on Form 8-K, which are each incorporated by reference herein.

Supplemental Indentures

On May 18, 2021, Seagate, the Borrower and Holdings entered into supplemental indentures (collectively, the “Supplemental Indentures”) to each of (i) the Indenture, dated as of May 22, 2013, by and among the Borrower, Seagate and U.S. Bank National Association, as trustee (“USB”), relating to the Borrower’s 4.75% Senior Notes due 2023; (ii) the Indenture, dated as of May 28, 2014, by and among the Borrower, Seagate and USB, relating to the Borrower’s 4.75% Senior Notes due 2025; (iii) the Indenture, dated as of December 2, 2014, by and among the Borrower, Seagate and USB, relating to the Borrower’s 5.75% Senior Notes due 2034; (iv) the Indenture, dated as of February 3, 2017, by and among the Borrower, Seagate and Wells Fargo Bank, National Association, as trustee (“WFB”), relating to the Borrower’s 4.250% Senior Notes due 2022; (v) the Indenture, dated as of February 3, 2017, by and among the Borrower, Seagate and WFB, relating to the Borrower’s 4.875% Senior Notes due 2024; (vi) the Indenture, dated as of May 14, 2015, by and among the Borrower, Seagate and WFB, relating to the Borrower’s 4.875% Senior Notes due 2027; (vii) the Indenture, dated as of June 10, 2020, by and among the Borrower, Seagate and WFB, relating to the Borrower’s 4.125% Senior Notes due 2031; (viii) the Indenture, dated as of June 18, 2020, by and among the Borrower, Seagate and WFB, relating to the Borrower’s 4.091% Senior Notes due 2029; (ix) the Indenture, dated as of December 8, 2020, by and among the Borrower, Seagate and WFB, relating to the Borrower’s 3.125% Senior Notes due 2029; and (x) the Indenture, dated as of December 8, 2020, by and among the Borrower, Seagate and WFB, relating to the Borrower’s 3.375% Senior Notes due 2031 (collectively, the “Indentures”).

The Supplemental Indentures amend each of the Indentures as of the Scheme Effective Time (as defined below) to, among other things, (i) join Holdings as a guarantor under each of the Indentures to unconditionally guarantee the Borrower’s obligations under the Indentures and the notes issued pursuant thereto, (ii) provide that Holdings is substituted for Seagate as “Parent” under each Indenture and the notes issued pursuant thereto and the parent guarantee in connection therewith and (iii) reaffirm Seagate as a continuing guarantor under each of the Indentures. The material terms of the Indentures otherwise remain unchanged.

USB and WFB have provided certain commercial banking, financial advisory, investment banking and other services to Seagate and its affiliates in the ordinary course of their business, and act as agents and/or lenders under our Credit Agreement. They have received, or may in the future receive, customary fees and commissions for these transactions.

The description of the Supplemental Indentures above is a summary and is qualified in its entirety by reference to each of the Supplemental Indentures filed as Exhibits 10.3 through 10.12 to this Current Report on Form 8-K, which are each incorporated by reference herein.

Assumption of Share Incentive Plans and Awards and other Employee Plans

On May 18, 2021, Holdings entered into a Deed Poll of Assumption relating to, amongst other things, certain share incentive and other employee plans of Seagate (the “Deed Poll”). Pursuant to the terms of the Deed Poll, Holdings assumed certain incentive-related plans, sub-plans and agreements, including, but not limited to, the Amended and Restated Seagate Technology Public Limited Company 2012 Equity Incentive Plan, the Seagate Technology Public Limited Company Amended and Restated Employee Stock Purchase Plan (the “ESPP”), the 2009 Dot Hill Systems Equity Incentive Plan (as amended and restated), as assumed by Seagate Technology Public Limited Company, and the Seagate Technology plc Amended and Restated Executive Officer Performance Bonus Plan (collectively, with the STX Plan (as defined below), the “Plans”) and any outstanding options and/or awards granted thereunder (the “Outstanding Awards”), and assumed the existing obligations of Seagate in connection with the Fifth Amended and Restated Seagate Technology Executive Severance and Change in Control Plan (the “STX Plan”). The Deed Poll provides that Holdings will undertake and discharge all of the rights and obligations previously discharged by Seagate under the Plans and the Outstanding Awards, and exercise all of the powers previously exercised by Seagate under the Plans. All Outstanding Awards remain subject to the same terms and conditions as in effect immediately prior to their assumption by Holdings, except that upon the vesting or exercise of those awards, ordinary shares of Holdings shall be issuable in lieu of Seagate ordinary shares. Similarly, ordinary shares of Holdings, rather than ordinary shares of Seagate, shall be issued, held available or used as appropriate to give effect to any purchases made under the ESPP. A copy of the Deed Poll is filed herewith as Exhibit 10.13 and incorporated into this Item 1.01 by reference, and the foregoing summary of the Deed Poll is qualified in its entirety by reference to Exhibit 10.13.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 is incorporated by reference to this Item 2.03.

Item 3.01.	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

The information under the heading “Completion of the Transaction” in Item 8.01 of this Current Report on Form 8-K is incorporated into this Item 3.01 by reference.

Item 3.03.	Material Modification to Rights of Security Holders.

As of May 18, 2021, as of the Scheme Effective Time (as defined below), the rights of shareholders of Holdings are governed by its constitution and the Irish Companies Act 2014 (the “Irish Companies Act”). The summary of the material terms of the constitution and the Irish Companies Act and the comparison of the rights of shareholders described under the headings “Description of Holdings Share Capital” and “Comparison of the Rights of Shareholders” in Seagate’s definitive proxy statement on Schedule 14A (“Proxy Statement”) filed with the Securities and Exchange Commission (“SEC”) on March 3, 2021 are incorporated into this Item 3.03 by reference. A copy of the constitution is filed herewith as Exhibit 3.1 and is incorporated into this Item 3.03 by reference, and the foregoing information is qualified in its entirety by reference to Exhibit 3.1.

The information under the heading “Completion of the Transaction” in Item 8.01 of this Current Report on Form 8-K is incorporated into this Item 3.03 by reference.

Item 5.02.	Departures of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Directors and Officers

As of May 18, 2021, in connection with the completion of the Transaction, the directors and executive officers of Seagate immediately prior to the completion of the Transaction became the directors and executive officers of Holdings effective as of the Scheme Effective Time (as defined below). Holdings’ directors will be subject to reelection at the 2021 annual general meeting of Holdings. In addition, as of May 18, 2021, as of the Scheme Effective Time (as defined below), Holdings replicated the committees that previously were in place for Seagate which include a Compensation Committee, a Nominating and Corporate Governance Committee, an Audit and Finance Committee and a Strategic Committee.

Employee Stock Plans and Awards

The information under the heading “Assumption of Share Incentive Plans and Awards and other Employee Plans” in Item 1.01 of this Current Report on Form 8-K is incorporated into this Item 5.02 by reference.

Item 5.03.	Amendment to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On April 14, 2021, effective as of the Scheme Effective Time (as defined below), the articles of association of Seagate, which are part of Seagate’s constitution, were amended to include certain mechanics to effect the Scheme of Arrangement (as defined below) so that any ordinary shares of Seagate that were issued on or after 5:00 p.m. Eastern Time on March 1, 2021 will be either subject to the terms of the Scheme of Arrangement (as defined below) or will be immediately and automatically acquired by Holdings for the same consideration as under the Scheme of Arrangement. The summary of the constitution of Seagate is qualified in its entirety by reference to Exhibit 3.1.

As of May 18, 2021, as of the Scheme Effective Time (as defined below), the rights of shareholders of Holdings are governed by its constitution and the Irish Companies Act. The summary of the material terms of the Holdings constitution and the Irish Companies Act and the comparison of the rights of shareholders described under the headings “Description of Holdings Share Capital” and “Comparison of the Rights of Shareholders” in Seagate’s Proxy Statement filed with the SEC on March 3, 2021 is incorporated by reference herein. The complete text of the constitution of Holdings is filed as Exhibit 3.2 to this Current Report on Form 8-K and is incorporated by reference herein. The summary of the constitution of Holdings is qualified in its entirety by reference to Exhibit 3.2.

Item 8.01.	Other Events.

COMPLETION OF THE TRANSACTION

On May 18, 2021, Seagate received approval from the Irish High Court (“Irish Court”) of a scheme of arrangement under Irish law (the “Scheme of Arrangement”) that, effective as of the Scheme Effective Time (as defined below) effected a transaction (the “Transaction”) that resulted in the ordinary shareholders of Seagate becoming ordinary shareholders of Holdings. The court order sanctioning the Scheme of Arrangement was filed by Seagate with the Registrar of Companies in Dublin, Ireland after market close on May 18, 2021 (“Scheme Effective Time”) and the Scheme of Arrangement became effective at that time.

At the Scheme Effective Time, the following steps occurred effectively simultaneously:

•	all issued and outstanding ordinary shares of Seagate were acquired by Holdings and Seagate became a wholly-owned direct subsidiary of Holdings; and

•

Holdings allotted and issued new ordinary shares of Holdings (the “Holdings Ordinary Shares”) on a one-for-one basis to the shareholders of Seagate for each Seagate ordinary share that had been transferred to Holdings.

Prior to the Transaction, Seagate ordinary shares were listed on the NASDAQ Global Select Market (“NASDAQ”) under the symbol “STX” and registered under Section 12(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). In connection with the Transaction, Seagate requested that NASDAQ file with the SEC an application on Form 25 to delist the Seagate ordinary shares from NASDAQ and from registration under Section 12(b) of the Exchange Act. Seagate expects to file a Form 15 with the SEC to terminate the registration of the Seagate ordinary shares under Section 12(g) of the Exchange Act and to suspend its duty under Section 15(d) of the Exchange Act to file reports required by the Exchange Act with respect to the Seagate ordinary shares. Holdings Ordinary Shares are deemed registered under Section 12(b) of the Exchange Act pursuant to Rule 12g-3(a) under the Exchange Act. The issuance of Holdings Ordinary Shares in the Transaction was exempt from registration under the Securities Act of 1933, as amended (the “Securities Act”), under Section 3(a)(10) of the Securities Act. Holdings Ordinary Shares began trading on NASDAQ under the symbol “STX,” the same symbol under which the Seagate common shares previously traded, on May 19, 2021. The CUSIP number for Holdings Ordinary Shares is G7997R 103.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

The following exhibits are attached to this Current Report on Form 8-K:

Exhibit No.	Description

3.1	Constitution of Seagate Technology public limited company, as of May 18, 2021

3.2	Constitution of Seagate Technology Holdings public limited company, as of May 18, 2021

10.1	Fourth Amendment, dated as of May 18, 2021, to the Credit Agreement dated as of February 19, 2019

10.2	Joinder and Assumption Agreement, dated as of May 18, 2021, by and among Seagate Technology Holdings public limited company, Seagate Technology public limited company, Seagate HDD Cayman, the guarantors party thereto, and The Bank of Nova Scotia, as administrative agent for the lenders

10.3	Supplemental Indenture, dated as of May 18, 2021, to Indenture dated May 22, 2013, by and among Seagate Technology Holdings public limited company, Seagate Technology public limited company, Seagate HDD Cayman, and U.S. Bank National Association, as trustee

10.4	Supplemental Indenture, dated as of May 18, 2021, to Indenture dated May 28, 2014, by and among Seagate Technology Holdings public limited company, Seagate Technology public limited company, Seagate HDD Cayman and U.S. Bank National Association

10.5	Supplemental Indenture, dated as of May 18, 2021, to Indenture dated December 2, 2014, by and among Seagate Technology Holdings public limited company, Seagate Technology public limited company, Seagate HDD Cayman and U.S. Bank National Association

10.6	Supplemental Indenture, dated as of May 18, 2021, to Indenture dated February 3, 2017, by and among Seagate Technology Holdings public limited company, Seagate Technology public limited company, Seagate HDD Cayman and Wells Fargo Bank, National Association

10.7	Supplemental Indenture, dated as of May 18, 2021, to Indenture dated February 3, 2017, by and among Seagate Technology Holdings public limited company, Seagate Technology public limited company, Seagate HDD Cayman and Wells Fargo Bank, National Association

10.8	Supplemental Indenture, dated as of May 18, 2021, to Indenture dated May 14, 2015, by and among Seagate Technology Holdings public limited company, Seagate Technology public limited company, Seagate HDD Cayman and Wells Fargo Bank, National Association

10.9	Supplemental Indenture, dated as of May 18, 2021, to Indenture dated June 10, 2020, by and among Seagate Technology Holdings public limited company, Seagate Technology public limited company, Seagate HDD Cayman and Wells Fargo Bank, National Association

10.10	Supplemental Indenture, dated as of May 18, 2021, to Indenture dated June 18, 2020, by and among Seagate Technology Holdings public limited company, Seagate Technology public limited company, Seagate HDD Cayman and Wells Fargo Bank, National Association

10.11	Supplemental Indenture, dated as of May 18, 2021, to Indenture dated December 8, 2020, by and among Seagate Technology Holdings public limited company, Seagate Technology public limited company, Seagate HDD Cayman and Wells Fargo Bank, National Association

10.12	Supplemental Indenture, dated as of May 18, 2021, to Indenture dated December 8, 2020, by and among Seagate Technology Holdings public limited company, Seagate Technology public limited company, Seagate HDD Cayman and Wells Fargo Bank, National Association

10.13	Deed Poll of Assumption by Seagate Technology Holdings plc, dated May 18, 2021

10.14	Revised Form of Employee Restricted Share Unit Agreement for Seagate Technology Holdings public limited company pursuant to the 2012 Equity Incentive Plan (includes Compensation Recovery Policy) (for awards granted after May 18, 2021)

10.15	Revised Form of Outside Directors Restricted Share Unit Agreement for Seagate Technology Holdings public limited company pursuant to the 2012 Equity Incentive Plan (for awards granted after May 18, 2021)

10.16	Revised Form of Employee Stock Option Agreement for Seagate Technology Holdings public limited company pursuant to the 2012 Equity Incentive Plan (includes Compensation Recovery Policy) (for awards granted after May 18, 2021)

10.17	Revised Form of Executive Performance Share Unit Agreement for Seagate Technology Holdings public limited company pursuant to the 2012 Equity Incentive Plan (includes Compensation Recovery Policy) for awards granted after May 18, 2021)

10.18	Amended and Restated Seagate Technology Holdings plc 2012 Equity Incentive Plan (as amended and restated on May 18, 2021)

10.19	Seagate Technology Holdings plc Amended and Restated Executive Officer Performance Bonus Plan (as amended and restated on May 18, 2021)

10.20	Seagate Technology Holdings plc Amended and Restated Employee Stock Purchase Plan (as amended and restated on May 18, 2021)

10.21	Sixth Amended and Restated Seagate Technology Executive Severance and Change in Control Plan (as amended and restated on May 18, 2021)

10.22	2009 Dot Hill Systems Equity Incentive Plan (as amended and restated) assumed by Seagate Technology Public Limited Company by Deed Poll on October 21, 2015, assumed by Seagate Technology Holdings Public Limited Company by Deed Poll on May 18, 2021 (Filed as Exhibit 10.1 to Seagate Technology plc’s Form 10-Q filed on January 29, 2016 and incorporated herein by reference)

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

SEAGATE TECHNOLOGY PUBLIC LIMITED COMPANY

	By:	/s/ Gianluca Romano
Date: May 19, 2021	Name:	Gianluca Romano
	Title:	Executive Vice President and Chief Financial Officer